CONTAINER APPLICATIONS INTERNATIONAL, INC.





                              REDEMPTION AGREEMENT





                           DATED AS OF OCTOBER 1, 2006




TABLE OF CONTENTS

PAGE

SECTION 1         PURCHASE AND SALE OF SHARES..................................1
         1.1      BASIC TRANSACTION............................................1
         1.2      PURCHASE PRICE...............................................1
         1.3      CLOSING......................................................1
         1.4      CLOSING ACTIONS OF THE COMPANY...............................1
         1.5      CLOSING ACTIONS OF SELLER....................................2
SECTION 2         REPRESENTATIONS AND WARRANTIES OF SELLER.....................3
         2.1      ORGANIZATION OF SELLER.......................................3
         2.2      AUTHORITY....................................................3
         2.3      NO CONFLICTS; REQUIRED CONSENTS..............................3
         2.4      TITLE TO SHARES..............................................3
         2.5      TITLE TO EXISTING SUBORDINATED NOTE..........................4
         2.6      THIRD PARTY CLAIMS...........................................4
SECTION 3         REPRESENTATIONS AND WARRANTIES OF THE COMPANY................4
         3.1      ORGANIZATION, STANDING, ETC. OF THE COMPANY..................4
         3.2      AUTHORITY....................................................4
         3.3      NO CONFLICTS; REQUIRED CONSENTS..............................4
SECTION 4         COVENANTS....................................................4
         4.1      NON-DISCLOSURE...............................................4
         4.2      NO SHOPPING..................................................5
         4.3      COMMERCIALLY REASONABLE BEST EFFORTS, NO INCONSISTENT
                  ACTION.......................................................5
         4.4      FURTHER ASSURANCES...........................................5
         4.5      RESIGNATIONS FROM CAI-INTERPOOL, LLC.........................5
         4.6      NAME CHANGE..................................................6
         4.7      POST-CLOSING COOPERATION.....................................6
SECTION 5         CONDITIONS TO OBLIGATIONS OF THE COMPANY AT THE CLOSING......6
         5.1      REPRESENTATIONS AND WARRANTIES...............................6
         5.2      PERFORMANCE..................................................6
         5.3      CLOSING CERTIFICATE..........................................6
         5.4      OPINION OF COUNSEL...........................................6
         5.5      TRANSACTIONAL LITIGATION.....................................6
         5.6      RESIGNATIONS.................................................7
         5.7      CORPORATE AND OTHER PROCEEDINGS..............................7
         5.8      CONSENTS.....................................................7
         5.9      CLOSING DOCUMENTS............................................7
         5.10     SETTLEMENT OF ACCOUNTS.......................................7
SECTION 6         CONDITIONS TO OBLIGATIONS OF SELLER AT THE CLOSING...........7
         6.1      REPRESENTATIONS AND WARRANTIES...............................7
         6.2      PERFORMANCE..................................................7
         6.3      CLOSING CERTIFICATE..........................................7
         6.4      OPINION OF COUNSEL...........................................7
         6.5      TRANSACTIONAL LITIGATION.....................................8
         6.6      CORPORATE AND OTHER PROCEEDINGS..............................8
         6.7      CONSENTS.....................................................8
         6.8      CLOSING DOCUMENTS............................................8
         6.9      SETTLEMENT OF ACCOUNTS.......................................8
SECTION 7         MISCELLANEOUS................................................8
         7.1      TERMINATION; REMEDIES........................................8
         7.2      SURVIVAL OF REPRESENTATIONS AND WARRANTIES...................9
         7.3      NO BROKERS, FINDERS, ETC.....................................9
         7.4      EXPENSES.....................................................9
         7.5      COMPLETE AGREEMENT; WAIVER AND MODIFICATION, ETC.............9
         7.6      NOTICES.....................................................10
         7.7      LAW GOVERNING...............................................10
         7.8      HEADINGS; REFERENCES; "HEREOF," ETC.........................10
         7.9      SUCCESSORS AND ASSIGNS......................................11
         7.10     COUNTERPARTS; FACSIMILE SIGNATURES..........................11
         7.11     ATTORNEYS' FEES.............................................11
SECTION 8         DEFINITIONS.................................................11



EXHIBITS
Exhibit 1.2(b)    Note
Exhibit 1.4(d)    Investor Rights Agreement
Exhibit 1.4(e)    Management Agreement
Exhibit 1.4(f)    Termination Agreement
Exhibit 1.4(g)    Subordination Agreement
Exhibit 1.4(h)    CAI/IP Agreement
Exhibit 5.5       Seller's Counsel Opinion Matters
Exhibit 6.5       Company Counsel Opinion Matters

SCHEDULES
Schedule 1.6      Termination of Agreements
Schedule 2.3      No Conflicts; Required Consents
Schedule 3.3      No Conflicts; Required Consents




                              REDEMPTION AGREEMENT

     This Redemption Agreement dated as of October 1, 2006 is entered into by Container Applications International, Inc., a Nevada corporation (the "COMPANY"), and Interpool, Inc., a Delaware corporation ("SELLER").

                                    RECITALS

     The Company desires to purchase from Seller, and Seller desires to sell to the Company, 25,200 shares of Common Stock of the Company (the "SHARES"), which constitute all shares of Common Stock of the Company owned by Seller.

     Capitalized terms used herein have the meanings given in Section 8.

                                   AGREEMENTS

     Now, therefore, in consideration of the mutual agreements and covenants contained herein, the parties hereby agree as follows:

SECTION 1 PURCHASE AND SALE OF SHARES

     1.1 BASIC TRANSACTION. Subject to the terms and conditions of this Agreement, the Company shall purchase from Seller, and Seller shall sell to the Company, at the Closing (as defined below), all of the Shares, free and clear of all Liens and Third-Party Rights, for the consideration specified in Section 1.2 below.

     1.2 PURCHASE PRICE. In full consideration for the Shares, at the Closing the Company shall pay to Seller an aggregate amount of $77,500,000 (the "PURCHASE PRICE") as follows:

          (a) $40,000,000 by wire transfer of immediately available funds to Seller's bank account or accounts, which account or accounts shall be designated in writing by Seller at least two business days prior to the Closing (the "CASH PURCHASE PRICE"); and

          (b) Issuance by the Company to Seller of a subordinated promissory note in the original principal amount of $37,500,000 and otherwise in the form attached hereto as EXHIBIT 1.2(B) (the "SUBORDINATED NOTE").

     1.3 CLOSING. The closing (the "CLOSING") under this Agreement shall take place as of 12:01 a.m. on October 1, 2006 at the offices of Messrs. Stroock & Stroock & Lavan LLP in New York City, or at such other place as the parties agree in writing, provided that wire transfers shall be made at the opening of business on October 2, 2006. Time is of the essence.

     1.4 CLOSING ACTIONS OF THE COMPANY. At the Closing, the Company shall execute and/or deliver, or cause to be executed and/or delivered, to Seller the following:

     (a) the Cash Purchase Price by wire transfer of immediately available funds (such transfer to be made according to the timing noted in Section 1.3);

     (b) the Note Issuance Agreement between the Company and Seller in substantially the form of EXHIBIT 1.4(B) attached hereto (the "NOTE ISSUANCE AGREEMENT") and the Subordinated Note;

     (c) the Security Agreement between the Company and Seller in the form of
EXHIBIT 1.4(C) attached hereto (the "SECURITY AGREEMENT");

     (d) the Investor Rights Agreement between the Company and Seller in the form of EXHIBIT 1.4(D) attached hereto (the "INVESTOR RIGHTS AGREEMENT");

     (e) the Management Agreement between the Company and Seller in the form of
EXHIBIT 1.4(E) attached hereto (the "MANAGEMENT AGREEMENT");

     (f) the Termination Agreement among Seller, the Company and Mr. Hiromitsu Ogawa, in the form of EXHIBIT 1.4(F) attached hereto (the "TERMINATION AGREEMENT");

     (g) the Second Amended and Restated Subordination and Intercreditor Agreement among Seller, the Company and Bank of America as administrative agent, in the form of EXHIBIT 1.4(G) attached hereto (the "SUBORDINATION AGREEMENT");

     (h) the Amendment No. 5 to the Operating and Administration Agreement initially dated as of April 29, 1998 by and between the Company and Seller, in the form of EXHIBIT 1.4(H) attached hereto (the "CAI/IP Agreement"); and

     (i) $3,027,062.50 plus all accrued but unpaid interest as full payment of all outstanding principal and interests on the Existing Subordinated Note.

     1.5 CLOSING ACTIONS OF SELLER. At Closing, Seller shall execute and/or deliver, or cause to be executed and/or delivered, to the Company the following:

     (a) one or more certificates for the Shares, duly endorsed or accompanied by duly executed stock powers, free and clear of all Liens or Third-Party Rights and in good order for transfer;

     (b) the Security Agreement;

     (c) the Investor Rights Agreement;

     (d) the Management Agreement;

     (e) the original Existing Subordinated Note marked "Paid In Full";

     (f) the Termination Agreement;

     (g) the Subordination Agreement; and

     (h) the CAI/IP Agreement.

SECTION 2 REPRESENTATIONS AND WARRANTIES OF SELLER.

     Seller hereby represents and warrants to the Company as follows:

     2.1 ORGANIZATION OF SELLER. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

     2.2 AUTHORITY. Seller has all necessary power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by Seller has been duly authorized by all necessary corporate action. This Agreement is legally binding on and enforceable against Seller in accordance with its terms subject to (i) bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and (ii) equitable principles.

     2.3 NO CONFLICTS; REQUIRED CONSENTS. Except as disclosed on SCHEDULE 2.3, the execution, delivery and performance of this Agreement by Seller, and the consummation by Seller of all of the transactions contemplated hereby, do not and will not (i) conflict with or violate any provision of the certificate of incorporation or bylaws of Seller; (ii) result in the creation or imposition of any Lien or Third-Party Right against or upon any of the assets or properties owned or leased by Seller; (iii) require any Third-Party Action relating to Seller; (iv) violate any Legal Requirement or Order applicable to Seller or (v) conflict with or constitute a default (with or without the giving of notice or the passage of time or both) under, or result in any acceleration or right of acceleration of any obligations under, any Contract to which Seller is a party, where, in each case, the absence of such Third-Party Action or such violation, conflict, default or acceleration would in any way adversely affect the transactions contemplated hereby.

     2.4 TITLE TO SHARES. Seller is the sole record and beneficial owner of the Shares. The Shares are free and clear of all Third-Party Rights, and Seller has the full and unrestricted right, power and authority to sell the Shares pursuant to the terms of this Agreement. Upon delivery of the certificate(s) for the Shares to the Company and the Company's payment of the Purchase Price, the Company will acquire good and marketable title to and complete ownership of the Shares, free and clear of any Third-Party Right. Seller does not own any capital stock, or hold any right to acquire any capital stock, in the Company, other than the Shares.

     2.5 TITLE TO EXISTING SUBORDINATED NOTE. Seller is the sole record and beneficial owner of the Existing Subordinated Note. The Existing Subordinated
Note is free and clear of all Third-Party Rights, and Seller has the full and unrestricted right, power and authority to permit the Existing Subordinated Note to be paid in accordance with this Agreement.

     2.6 THIRD PARTY CLAIMS. There are no claims by any Person pending or threatened against Seller that could affect title to the Shares or impede or prevent the transfer of the Shares pursuant to the terms of this Agreement.

SECTION 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company hereby represents and warrants to Seller as follows: 3.1 ORGANIZATION, STANDING, ETC. OF THE COMPANY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has full power and authority to own, lease and operate its Properties and to carry on the business in which it is engaged.

     3.2 AUTHORITY. The Company has all necessary power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Company has been duly authorized by all necessary corporate action. This Agreement is legally binding on and enforceable against the Company in accordance with its terms subject to (i) bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and (ii) equitable principles.

     3.3 NO CONFLICTS; REQUIRED CONSENTS. Except as disclosed on SCHEDULE 3.3, the execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of all of the transactions contemplated hereby, do not and will not (i) conflict with or violate any provision of the articles of incorporation or bylaws of the Company; (ii) result in the creation or imposition of any Lien or Third-Party Right against or upon any of the assets or properties owned or leased by the Company; (iii) require any Third-Party Action relating to the Company; (iv) violate any Legal Requirement or Order applicable to the Company or (v) conflict with or constitute a default (with or without the giving of notice or the passage of time or both) under, or result in any acceleration or right of acceleration of any obligations under, any Contract to which the Company is a party, where, in each case, the absence of such Third-Party Action or such violation, conflict, default or acceleration would in any way adversely affect the transactions contemplated hereby.

SECTION 4 COVENANTS

     4.1 NON-DISCLOSURE. Each party covenants with each other party not to divulge or communicate, or use for any purpose other than carrying out the transactions contemplated hereby or exercising rights as a party hereto, (i) any confidential business information or trade secrets of any other party and (ii) any information or materials concerning this Agreement, the negotiation between the parties hereto and the transactions contemplated hereby (the restriction contained in this clause (ii) to expire upon the Closing), except in each case to the extent that such information (1) was known by the recipient when received and is so documented by the recipient, (2) is or hereafter becomes lawfully obtainable from other sources, (3) is disclosed to potential financing sources who are subject to a confidentiality agreement as least as restrictive as this
Section 4.1, (4) is required to be disclosed to a Governmental Agency having jurisdiction over the party or its Affiliates, (5) is otherwise required by law to be disclosed or (6) is disclosed following a waiver in writing from the other parties. Notwithstanding the foregoing, Seller and the Company may issue (and Seller may file with the SEC under Form 8-K or other applicable form) a press release in a form approved in advance by the Company and Seller and Seller may make related disclosures under the Securities Exchange Act of 1934, as amended, such approval not to be unreasonably withheld.

     4.2 NO SHOPPING. Through and including October 2, 2006, Seller shall not, directly or indirectly, (i) encourage, solicit, initiate discussions with or engage in negotiations with any Person, other than the Company, relating in any way to the sale of all or any portion of the Shares or the Existing Subordinated Note (a "POTENTIAL TRANSACTION"), (ii) provide information or documentation relating to a Potential Transaction to any Person, other than the Company, or
(iii) enter into any Contract with any Person, other than the Company, providing for any Potential Transaction. Notwithstanding the foregoing, nothing shall prevent Seller from entering into and/or consummating an agreement to sell all or substantially all of its assets (including the Shares and the Existing Subordinated Note) to an independent third party, provided that the independent third party purchases such assets subject to Seller's obligations to the Company hereunder. Seller represents and warrants to the Company that it is not bound to negotiate a sale of all or substantially all of its assets with any other Person and that its execution of this Agreement does not violate any agreement to which Seller is bound or to which any of its assets is subject.

     4.3 COMMERCIALLY REASONABLE BEST EFFORTS, NO INCONSISTENT ACTION. Each party covenants with the other to use its commercially reasonable best efforts to cause the conditions to such party's obligations to consummate the Closing to be satisfied as of October 1, 2006, with funding on October 2, 2006. Each party covenants with each other party that it will not take any action (other than one which is reasonably justified) which will foreseeably result in the nonsatisfaction of any condition to any party's obligations to consummate the Closing as of October 1, 2006.

     4.4 FURTHER ASSURANCES. From time to time, at and after the Closing, the parties will execute and deliver such instruments and take such other actions (each at the requesting party's expense, limited to the reasonable out of pocket costs of the performing party) as may reasonably be required to (i) carry out the intent of this Agreement and (ii) confirm the consummation of the transactions contemplated hereby.

     4.5 RESIGNATIONS FROM CAI-INTERPOOL, LLC.

     The Company covenants that the marketing staff employed by the Company will submit letters of resignation from their positions at CAI-Interpool, LLC, promptly following the Closing.

     4.6 NAME CHANGE

     Following the Closing, the Seller shall promptly file a Certificate of Amendment with the Secretary of State of Delaware to remove "CAI" from the name "CAI-Interpool, LLC".

     4.7 POST-CLOSING COOPERATION. Following the Closing, the parties agree to reasonably cooperate (without undue burden to the party from which cooperation is requested) with one another in the furnishing of information in the possession of one party for which another party has a reasonable need.

SECTION 5 CONDITIONS TO OBLIGATIONS OF THE COMPANY AT THE CLOSING

     The obligations of the Company hereunder to be performed at the Closing are subject to the satisfaction at or prior to the Closing of the following conditions, except for any condition the Company may waive in writing in accordance with Section 7.5.

     5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller contained in Section 2 shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct in all material respects at and as of immediately prior to the Closing with the same effect as though made at and as of immediately prior to the Closing.

     5.2 PERFORMANCE. Seller shall have performed and complied in all material respects with all covenants required herein to be performed or complied with by Seller at or before the Closing, including without limitation those to be performed at the Closing pursuant to Section 1.

     5.3 CLOSING CERTIFICATE. Seller shall have delivered to the Company a certificate, dated the date of the Closing in form and substance reasonably satisfactory to the Company, certifying that the conditions specified in Sections 5.1 and 5.2 are satisfied.

     5.4 OPINION OF COUNSEL. The Company shall have received from Stroock & Stroock & Lavan LLP, counsel to Seller, an opinion dated the date of the Closing, as to the subject matter set forth in EXHIBIT 5.4 and otherwise in form and substance reasonably satisfactory to the Company.

     5.5 TRANSACTIONAL LITIGATION. No action, suit or proceeding before any court or Governmental Agency shall have been commenced, and no investigation by any Governmental Agency shall have been commenced or overtly threatened, against the Company or Seller or any of their respective principals, officers, directors or shareholders seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions or seeking damages in connection with any of such transactions.

     5.6 RESIGNATIONS. All directors of the Company elected by Seller shall have delivered their written resignation as directors, effective upon the Closing.

     5.7 CORPORATE AND OTHER PROCEEDINGS. All corporate and other proceedings on the part of Seller in connection with the transactions to be consummated at the Closing, and all documents and instruments incident to such transactions, shall be reasonably satisfactory in substance and form to the Company.

     5.8 CONSENTS. The Company shall have secured consents from any Person necessary in order to close the transactions contemplated by this Agreement without thereby causing any breach, default or acceleration under any Contract to which the Company is a party or by which the Company or its Property is bound, including those set forth on SCHEDULE 3.3, other than any such consents the receipt of which the Company may waive in its sole discretion.

     5.9 CLOSING DOCUMENTS. The documents to be executed at the Closing shall have been duly executed by the other parties thereto.

     5.10 SETTLEMENT OF ACCOUNTS. All accounts receivable and accounts payable between the Company and Seller shall have been settled in their entirety.

SECTION 6 CONDITIONS TO OBLIGATIONS OF SELLER AT THE CLOSING

     The obligations of Seller hereunder to be performed at the Closing are subject to the satisfaction at or prior to the Closing of the following conditions, except for any condition Seller may waive in accordance with Section 7.5.

     6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 3 shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct in all material respects at and as of immediately prior to the Closing with the same effect as though made at and as of immediately prior to the Closing.

     6.2 PERFORMANCE. The Company shall have performed and complied in all material respects with all covenants required herein to be performed or complied with by the Company at or before the Closing, including without limitation those to be performed at the Closing pursuant to Section 1.

     6.3 CLOSING CERTIFICATE. The Company shall have delivered to Seller a certificate, dated the date of the Closing in form and substance reasonably satisfactory to Seller, certifying that the conditions specified in Sections 6.1 and 6.2 are satisfied.

     6.4 OPINION OF COUNSEL. Seller shall have received at the Closing from Perkins Coie LLP, counsel to the Company, an opinion dated the date of the Closing, as to the subject matter set forth in EXHIBIT 6.4 and otherwise in form and substance reasonably satisfactory to Seller.

     6.5 TRANSACTIONAL LITIGATION. No action, suit or proceeding before any court or Governmental Agency shall have been commenced, and no investigation by any Governmental Agency shall have been commenced or overtly threatened, against the Company or Seller or any of their respective principals, officers, directors or shareholders seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions or seeking damages in connection with any of such transactions.

     6.6 CORPORATE AND OTHER PROCEEDINGS. All corporate and other proceedings on the part of the Company in connection with the transactions to be consummated at the Closing, and all documents and instruments incident to such transactions, shall be reasonably satisfactory in substance and form to Seller.

     6.7 CONSENTS. Seller shall have secured consents from any Person necessary in order to close the transactions contemplated by this Agreement without thereby causing any breach, default or acceleration under any Contract to which Seller is a party or by which Seller or its Property is bound, including those set forth on SCHEDULE 2.3, other than any such consents the receipt of which Seller may waive in its sole discretion.

     6.8 CLOSING DOCUMENTS. The documents to be executed at the Closing shall have been duly executed by the other parties thereto.

     6.9 SETTLEMENT OF ACCOUNTS. All accounts receivable and accounts payable between the Company and Seller shall have been settled in their entirety.

SECTION 7 MISCELLANEOUS

     7.1 TERMINATION; REMEDIES.

     (a) This Agreement may be terminated and the transactions contemplated hereby may be abandoned:

     (i) at any time, by the mutual agreement of the Company and Seller;

     (ii) by either the Company or Seller at any time if the other is in breach or default of its covenants, agreements, or other obligations in this Agreement provided that the terminating party is not in breach or default of its covenants, agreements or other obligations in this Agreement, or if any of the representations of the others in this Agreement are not true and accurate in all material respects;

     (iii) by either the Company or Seller upon written notice to the other, if any of the conditions to its obligations set forth in Sections 5 and 6, respectively, shall not have been satisfied on or before October 1, 2006, for any reason other than a breach or default by the terminating party of its respective covenants, agreements, or other obligations under this Agreement, or any of its or their representations and warranties in this Agreement not being true and accurate in all material respects as of the date of this Agreement or as of October 1, 2006;

     (iv) by either party if the Closing has not occurred as of October 1, 2006; or

     (v) as otherwise provided in this Agreement.

     (b) If this Agreement is terminated pursuant to Section 7.1(a)(ii), the party in breach or default of its covenants, agreements, or other obligations shall within ten (10) days of such termination date pay to the terminating party $500,000 by wire transfer or immediately available funds to an account designated by the terminating party. Additionally, if this Agreement is terminated pursuant to either of Sections 7.1(a)(ii) or (iii) above, each of the parties shall be entitled to such rights and remedies as are available at law or in equity for or in respect of any breach by any other party of its respective agreements, covenants and other obligations in this Agreement, all of which shall be cumulative.

     7.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties herein and in certificates delivered at Closing pursuant hereto will survive the Closing and any investigation of the subject matter thereof by another party.

     7.3 NO BROKERS, FINDERS, ETC. Each party represents and warrants to each other party that neither it, he nor any of its or his Affiliates has engaged any agent, broker, finder or investment or commercial banker in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated hereby. Each party will indemnify, defend and hold harmless each other party against any claim for broker's fees, finder's fees or any similar fees which is inconsistent with the first party's foregoing representation and warranty.

     7.4 EXPENSES. Whether or not the transactions contemplated by this Agreement are consummated, the Company and Seller shall each pay and bear their own fees and expenses incident to the negotiation, preparation, execution, delivery and performance hereof, including, without limitation, the fees and expenses of their respective counsel, accountants and other experts and any Hart-Scott filing fee.

     7.5 COMPLETE AGREEMENT; WAIVER AND MODIFICATION, ETC. This Agreement, the agreements referred to in Section 1.4 and the other documents referred to herein or therein executed in connection herewith and therewith constitute the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior agreements and understandings of the parties, including without limitation the letter of intent dated August 2, 2006. There are no representations or warranties by any party except those expressly stated or provided for herein, any implied warranties being hereby expressly disclaimed. There are no covenants or conditions except those expressly stated herein. No amendment, supplement or termination of or to this Agreement, and no waiver of any of the provisions hereof, shall be binding on a party unless made in a writing signed by such party. Nothing in this Agreement shall be construed to give any Person other than the express parties hereto any rights or remedies.

     7.6 NOTICES. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be given by delivery (by mail or otherwise) or transmitted to the address or facsimile number listed below, and will be effective (in all cases) upon receipt. Without limiting the generality of the foregoing, a mail, express, messenger or other receipt signed by any Person at such address shall conclusively evidence delivery to and receipt at such address, and any printout showing successful facsimile transmission of the correct total pages to the correct facsimile number shall conclusively evidence transmission to and receipt at such facsimile number.

     (a)      If to Seller:

              Interpool, Inc.
              633 Third Avenue
              New York, New York 10017
              Attention:  Corporate Counsel
              Facsimile:  (212) 986-3984

              and

              Interpool, Inc.
              211 College Road East
              Princeton, New Jersey 08540
              Attention:  Chief Executive Officer
              Facsimile:  (609) 951-0362

     (b)      If to the Company:

              Container Applications International, Inc.
              One Embarcadero Center, Suite 2101
              San Francisco, California 94111
              Attention:  Mr. Hiromitsu Ogawa
              Facsimile:  (415) 788-3430

Any party may change its or his address or facsimile number for purposes of this
Section 7.6 by giving the other parties written notice of the new address or facsimile number in accordance with this Section 7.6, PROVIDED it is a normal street address or normal operating facsimile number. 7.7 LAW GOVERNING. This Agreement shall be interpreted in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws.

     7.8 HEADINGS; REFERENCES; "HEREOF," ETC. The Section headings in this Agreement are provided for convenience only, and shall not be considered in the interpretation hereof. References herein to Sections, Exhibits or Schedules refer, unless otherwise specified, to the designated Section of, Exhibit to or Schedule of this Agreement. Terms such as "herein," "hereto" and "hereof" refer to this Agreement as a whole.

     7.9 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the heirs, executors, administrators and successors of the parties hereto, but no right or liability or obligation arising hereunder may be assigned by any party hereto.

     7.10 COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed by facsimile in any number of counterparts, or using separate signature pages. Each such executed counterpart and each counterpart to which such signature pages are attached shall be deemed to bean original instrument, but all such counterparts together shall constitute one and the same instrument.

     7.11 ATTORNEYS' FEES. In the event any suit, counterclaim, arbitration or other proceeding is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party, in addition to all other remedies available at equity and law, the cost, including but not limited to reasonable attorneys' fees, incurred by the prevailing party therein, including any appeal or other subsequent proceeding. A party shall be considered to prevail if it secures a more favorable result than the other party (who shall be considered the nonprevailing party), as determined by the arbitrator or judge.

SECTION 8 DEFINITIONS

     As used in this Agreement, the following terms (whether used in singular or plural forms) shall have the following meanings:

     AFFILIATE - a Person who controls, is controlled by or is under common control with another Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     AGREEMENT - this Redemption Agreement, including the Exhibits and Schedules hereto.

     BUSINESS DAY - any day on which banks located in each of New York City and San Francisco are generally open for business.

     CAI/IP AGREEMENT - has the meaning given in Section 5.9.

     CASH PURCHASE PRICE - has the meaning given in Section 1.2(a).

     CLOSING - has the meaning given in Section 1.3.

     COMMON STOCK - the common stock, no par value, of the Company.

     COMPANY - has the meaning given in the preamble to this Agreement.

     CONTRACT - any agreement, written or oral, or any promissory note or other instrument of a contractual nature, which is intended to be enforceable against the Person in question or against any Property of such Person. Any Person which is, or any of whose Property is, subject to enforcement of a Contract shall, for purposes of this Agreement, be deemed a party to it.

     GOVERNMENTAL AGENCY - any agency, department, board, commission, district or other public organ, whether federal, state, local or foreign.

     EXISTING SUBORDINATED NOTE - the Subordinated Secured Note dated April 30, 1998, in the original principal amount of $33,650,000 and with a remaining unpaid principal amount of [$3,460,000] as of the Closing, given by the Company as maker in favor of Seller as holder.

     INVESTOR RIGHTS AGREEMENT - has the meaning given in Section 1.4(d).

     LEGAL REQUIREMENT - a statute, regulation, ordinance or similar legal requirement, whether federal, state, local or foreign, or any requirement of a permit or other authorization issued by a Governmental Agency.

     LIEN - any lien, security interest, mortgage, deed of trust, pledge, hypothecation, capitalized lease or interest or right for security purposes.

     MANAGEMENT AGREEMENT - has the meaning given in Section 1.4(e).

     NOTE ISSUANCE AGREEMENT - has the meaning given in Section 1.4(b).

     ORDER - any judgment, injunction, order or similar mandatory direction of, or stipulation or agreement filed with, a Governmental Agency, court, judicial body, arbitrator or arbitral body.

     PERSON - an individual, or a corporation, partnership, limited liability company, trust, association or other entity of any nature, or a Governmental Agency.

     POTENTIAL TRANSACTION - has the meaning given in Section 4.2.

     PROPERTY - any interest in any real, personal or mixed property, whether tangible or intangible.

     PURCHASE PRICE - has the meaning given in Section 1.2.

     TERMINATION AGREEMENT - has the meaning given in Section 1.4(f).

     SEC - United States Securities and Exchange Commission.

     SELLER - has the meaning given in the preamble to this Agreement.

     SHARES - has the meaning given in the Recitals.

     SUBORDINATED NOTE - has the meaning given in Section 1.2(b).

     THIRD-PARTY ACTION - any consent, waiver, release, approval, license or other authorization of, or notice to, or filing with, any other Person, whether or not a Governmental Agency; and the expiration of any associated mandatory waiting period.

     THIRD-PARTY RIGHT - any Lien on any Property of the Person in question, or any right (other than the rights of the Company hereunder) (i) to acquire, lease, use, dispose of, vote or exercise any right or power conferred by, such Property, or (ii) restricting the Person's right to lease, use, dispose of, vote or exercise any right or power conferred by, such Property.

                  (remainder of page left blank intentionally)


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

SELLER:                                INTERPOOL, INC.



                                       By: /S/ RICHARD W. GROSS
                                           -------------------------------
                                           Name:  Richard W. Gross
                                           Title: Executive Vice President


THE COMPANY:                           CONTAINER APPLICATIONS
                                       INTERNATIONAL, INC.



                                       By: /S/ HIROMITSU OGAWA
                                           --------------------------------
                                           Name:  Hiromitsu Ogawa
                                           Title: Chief Executive Officer